Exhibit 10.3

                                    AGREEMENT
                                    ---------

     AGREEMENT made as of October 30, 2003 between NATHANIEL ENERGY CORPORATION, a Delaware corporation (the "Company), and STANLEY ABRAMS ("Abrams").

     WHEREAS, the Company is indebted to Abrams for accrued and unpaid compensation in the amount of $417,733.00 (the "Accrued Amount").

     WHEREAS, Abrams and the Company desire to settle the Accrued Amount in full upon the terms and conditions set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

     1. Payment. In full and final payment of the Accrued Amount, the Company shall:

         (a) pay to Abrams Three Hundred Thousand Dollars ($300,000) in cash on the date hereof; and

         (b) issue to Abrams One Hundred Seventeen Thousand seven hundred and thirty three ($117,733) shares of common stock of the Company, $.001 par value per share (the "Shares"), at the rate of $1.00 per Share. The Company shall issue the Shares to Abrams as soon as is practicably possible.

     2. Representations by Abrams.

         2.1 Abrams understands and agrees that the Company is relying and may rely upon the following representations, warranties and acknowledgments made by Abrams in entering into this Agreement:

         (a) Abrams represents and warrants that the Shares to be acquired pursuant to the terms hereof are being acquired for Abrams's own account, for investment and not for distribution or resale to others. Abrams will not sell, assign, transfer, encumber or otherwise dispose of any of such Shares unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act") with respect thereto is in effect and the prospectus included therein meets the requirements of Section 10 of the Securities Act, or (ii) the Company has received a written opinion of its counsel that, after an investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, transfer, encumbrance or disposition does not require registration under the Securities Act.

         (b) Abrams represents that he is an "accredited investor," as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.



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         (c) Abrams represents and warrants that he alone, or with his purchaser representative, if any, has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the acquisition of the Shares contemplated hereby. Abrams will execute and deliver to the Company such documents as the Company may reasonably request in order to confirm the accuracy of the foregoing.

         (d) Abrams hereby represents that he has reviewed all of the Company's reports, registration statements, proxy and for information statements which the Company has filed with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval system (EDGAR) since October 1, 2002 and he has been furnished by the Company with all information regarding the Company which he had requested or desired to know; that all documents which could be reasonably provided have been made available for his inspection and review; that he attests to the accuracy of such information that has been filed and that he has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of the Company concerning the terms and conditions of the offering, and any additional information which he and it had requested; and that he has had the opportunity to consult with his own tax or financial advisor concerning an investment in the Company.

         (e) Abrams understands that the Shares are not being registered under the Securities Act in part on the ground that the issuance thereof is exempt under Section 4(2) of the Securities Act as a transaction by an issuer not involving any public offering and that Company's reliance on such exemption is predicated in part on the foregoing representations and warranties of Abrams.

         (f) Abrams understands that since the Shares are not being registered under the Securities Act, they may not be sold, assigned, transferred, encumbered, or disposed of unless they are subsequently registered thereunder or an exemption from such registration is available. Accordingly, the following restrictive legend will be placed on any instrument, certificate or other document evidencing the Shares:

              "The shares represented by this certificate have not been registered under the Securities Act of 1933. These shares have been acquired for investment and not for distribution or resale. They may not be sold, assigned, mortgaged, pledged, hypothecated or otherwise transferred or disposed of without an effective registration statement for such shares under the Securities Act of 1933 or an opinion of counsel for the Company that registration statement is not required under such Act."

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         (g) Abrams has the power and authority to execute, deliver and perform this Agreement, and this Agreement constitutes the valid and binding obligation of Abrams, and it is enforceable according to its terms;

         (h) that neither the execution of this Agreement nor performance hereunder will (i) violate, conflict with or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under the terms, conditions or provisions of any contract, agreement or other instrument or obligation to which Abrams is a party, or by which he may be bound, or (ii) violate any order, judgment, writ, injunction or decree applicable to him.

     3. Representations and Warranties of the Company. The Company hereby represents and warrants to Abrams:

         (a) the Company is a corporation duly organized validly existing and in good standing under the laws of the state of its incorporation and it has qualified to do business as a foreign corporation in the jurisdictions, if any, outside of such state, in which it does business and is required to so qualify;

         (b) the Company has corporate power and authority to execute and deliver this Agreement and to perform the duties and responsibilities contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Company, enforceable according to its terms;

         (c) the execution, delivery and performance of this Agreement has been duly authorized by the Company's Board of Directors, and no other corporate approvals are necessary;

         (d) that neither the execution of this Agreement nor performance hereunder or thereunder will (i) violate, conflict with or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under the terms, conditions or provisions of the Company's Certificate of Incorporation or By-Laws or any contract, agreement or other instrument or obligation to which it is a party, or by which it may be bound, or (ii) violate any order, judgment, writ, injunction or decree applicable to it.

         (e) the Shares issued hereunder shall be issued for good valuable and sufficient consideration, the receipt of which is hereby acknowledged, and upon issuance, such Shares shall constitute duly authorized, validly issued, fully paid and non-assessable Shares of common stock of the Company.

     4. Miscellaneous.

         4.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and hand delivered or sent by first class mail, postage prepaid, or overnight mail, addressed to the Company, 8001 South InterPort Blvd., Suite 260, Englewood, Colorado 80114, Attention: George Cretecos, Chief Operating Officer and to Abrams at 4871 North Mesa Drive, Castle Rock, CO 80108.

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Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

         4.2 This Agreement shall not be changed, modified or amended except by a writing signed by the party to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

         4.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective permitted successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature between them.

         4.4 This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of Delaware, applicable to agreements to be performed wholly within the State of Delaware.

         4.5 This Agreement may be executed in counterparts.

         4.6 Facsimile signatures hereon are deemed to be original signatures.



         Remainder of page intentionally left blank. Signature page follows.


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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                               /s/  Stanley Abrams
                                               --------------------------------
                                               STANLEY ABRAMS
                                               Social Security No.
                                                                  -------------



                                               NATHANIEL ENERGY CORPORATION

                                               By: /s/  George A. Cretecos
                                                   ----------------------------
                                               Name:    George A. Cretecos
                                                        ------------------------
                                               Title:   Chief Operating Officer
                                                        ------------------------


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